SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 27, 2017

Date of Report (Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10254 (Commission File Number)	58-1493818 (IRS Employer Identification No.)

One TSYS Way, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 644-6081

(Registrant’s telephone number, including area code)

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2017, Total System Services, Inc. (“TSYS”) held its 2017 Annual Meeting of Shareholders at which our shareholders approved the Total System Services, Inc. 2017 Omnibus Plan (“2017 Plan”). The 2017 Plan provides for the grant of stock-based and cash awards to employees and non-employee directors of TSYS. A summary description of the 2017 Plan is provided in Proposal 5 of TSYS’ definitive proxy statement on Schedule 14A which was filed with the Securities and Exchange Commission on March 15, 2017. The description of the 2017 Plan contained herein and in the proxy statement are qualified in their entirety by the full text of the 2017 Plan which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of TSYS was held on April 27, 2017. TSYS’ shareholders voted on the following five proposals which are detailed in TSYS’ definitive proxy statement on Schedule 14A which was filed with the Securities and Exchange Commission on March 15, 2017, and cast their votes as described below.

Proposal 1

TSYS’ shareholders elected eleven individuals to the Board of Directors as set forth below:

Name	For	Against	Abstain	Broker Non-Vote

Kriss Cloninger III	126,765,036	6,140,710	123,053	24,723,181

Walter W. Driver, Jr.	127,850,675	5,018,321	159,803	24,723,181

Sidney E. Harris	124,167,304	8,710,572	150,923	24,723,181

William M. Isaac	129,562,963	3,314,641	151,195	24,723,181

Pamela A. Joseph	127,023,197	5,860,303	145,299	24,723,181

Mason H. Lampton	128,552,954	4,311,961	163,884	24,723,181

Connie D. McDaniel	131,416,745	1,446,143	165,911	24,723,181

Philip W. Tomlinson	126,814,728	6,067,600	146,471	24,723,181

John T. Turner	126,619,241	6,274,049	135,509	24,723,181

Richard W. Ussery	122,530,834	10,361,813	136,152	24,723,181

M. Troy Woods	121,222,810	11,226,466	579,523	24,723,181

Proposal 2

TSYS’ shareholders ratified the appointment of KPMG LLP as the independent auditor of TSYS for the fiscal year ending December 31, 2017 as set forth below:

For	Against	Abstain
152,918,382	4,297,720	535,878

Proposal 3

TSYS’ shareholders approved, on an advisory basis, TSYS’ executive compensation as set forth below:

For	Against	Abstain	Broker Non-Vote
124,524,400	7,971,607	532,792	24,723,181

Proposal 4

TSYS’ shareholders approved “1 Year” with respect to the advisory vote on the frequency of future advisory votes on executive compensation as set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
120,694,311	750,001	11,115,628	468,859	24,723,181

Based on these results, and consistent with the Board of Directors’ recommendation in the proxy statement, the Board has determined that TSYS will hold an advisory vote on executive compensation annually.

Proposal 5

TSYS’ shareholders approved the Total System Services, Inc. 2017 Omnibus Plan as set forth below:

For	Against	Abstain	Broker Non-Vote
122,420,940	9,924,506	683,353	24,723,181

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	Total System Services, Inc. 2017 Omnibus Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Dated: April 28, 2017	By:	/s/ Kathleen Moates
Kathleen Moates
Senior Deputy General Counsel

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